UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
January 19, 2017

AZZ INC.
(Exact name of Registrant as specified in its charter)

TEXAS (State or Other Jurisdiction of Incorporation or Organization)	1-12777 Commission File No.	75-0948250 (I.R.S. Employer Identification Number)

One Museum Place, Suite 500 3100 West 7th Street Fort Worth, TX 76107 (Address of principal executive offices, including zip code)

Registrant’s Telephone Number, including Area Code:
817-810-0095

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain          Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Director

On January 19, 2017, the Board of Directors (the “Board”) of AZZ Inc., a Texas corporation (the “Company”), appointed Mr. Ed McGough, age 56, to serve as a member of the Board, effective immediately.

Mr. McGough has served as the Senior Vice President of Global Manufacturing and Technical Operations at Alcon Laboratories, Inc. (“Alcon”), a division of Novartis AG, since 2008. Mr. McGough joined Alcon in 1991 as a Manager of Quality Assurance and Regulatory Affairs in Alcon’s Pennsylvania facility. He has held various other leadership positions at Alcon in both Fort Worth and Puerto Rico, including: Director of Quality Assurance; Director of Operations; Director of Manufacturing; and Vice President and General Manager of Manufacturing in Fort Worth and Houston. Prior to these roles, he served as Vice President, Manufacturing, Pharmaceutical Operations, responsible for Alcon’s pharmaceutical plants in the United States, Brazil, Mexico, Spain, Belgium and France. Prior to joining Alcon, Mr. McGough served in various quality engineering and management roles with Baxter Healthcare Corporation. Mr. McGough earned a Bachelor of Science in industrial engineering from Louisiana Tech University and is also a graduate of the Stanford Executive Program.

Mr. McGough has been appointed as a member of the Nominating and Corporate Governance and Compensation Committees of the Board.

The Board has made an affirmative determination that Mr. McGough qualifies as an independent director under the New York Stock Exchange listing standards and the Company’s standards for director independence. The appointment of Mr. McGough to the Board was not subject to any arrangement or understanding between the Company and Mr. McGough has not entered into any employment agreement with the Company.

A copy of the press release issued by the Company announcing the appointment of Mr. McGough is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibits are filed as part of this report.

Exhibit No.	Description

99.1	Press Release issued by AZZ Inc. on January 23, 2017 appointing Mr. McGough.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZZ Inc.
Date: January 23, 2017	By:	/s/ Tara D. Mackey
Tara D. Mackey Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by AZZ Inc. on January 23, 2017 appointing Mr. McGough.